Fees Summary	Jul. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,996,665,000
Previously Paid Amount	0
Total Fee Amount	305,689.41
Total Offset Amount	0
Net Fee	$ 305,689.41